SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2004



                           STRUCTURED PRODUCTS CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            001-13668            13-3692801
 --------                            ---------            ----------
(State or other jurisdiction of     (Commission File     (IRS Employer
 incorporation or organization)      Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------


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Item 1.  Changes in Control of Registrant.
-------  ---------------------------------
         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
-------  -------------------------------------
         Not Applicable.

Item 3.  Bankruptcy or Receivership.
-------  ---------------------------
         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
-------  ----------------------------------------------
         Not Applicable.

Item 5.  Other Events.
-------  -------------

         On March 11, 2003, $7,219,000 principal amount of TIERS Principal-Protected Trust Certificates, Series FFH 2001-12 were surrendered for cancellation by Citigroup Global Markets Inc. against delivery of $7,452,000 principal amount of Fairfax Financial Holdings Limited 7.75% Notes due July 15, 2037 and $7,219,000 maturity amount of United States Treasury STRIPS due May 15, 2030. $2,710,000 principal amount of TIERS Principal-Protected Trust Certificates, Series FFH 2001-12 remain outstanding.

         On March 11, 2003, $9,143,000 principal amount of TIERS Principal-Protected Trust Certificates, Series PXT 2000-11 were surrendered for cancellation by Citigroup Global Markets Inc. against delivery of $9,143,000 principal amount of PXRE Capital Trust I 8.85% Capital Trust Pass-Through Securities and $9,143,000 maturity amount of United States Treasury STRIPS due February 15, 2027. $15,857,000 principal amount of TIERS Principal-Protected Trust Certificates, Series PXT 2000-11 remain outstanding.

         The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the

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         underlying  securities  have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.  Resignations of Registrant's Directors.
-------  ---------------------------------------
         Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------
         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits: None

Item 8.  Change in Fiscal Year
-------  ---------------------
         Not Applicable.

Item 9.  Regulation FD Disclosure
-------  ------------------------
         Not Applicable.




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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             By:  /s/ John W. Dickey
                                               ---------------------------------
                                               Name:  John W. Dickey
                                               Title: Authorized Signatory















March 11, 2004





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